Exhibit 10.2

ADDENDUM TO SECURITY AGREEMENT

This Addendum to Security Agreement (this “Addendum”), dated April 15, 2013, is made and entered into by and between SG Blocks, Inc., a Delaware corporation (the “Company”) and                               (“                          ”).  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in that certain Security Agreement, dated as of December 27, 2012, among the Company, all of the Subsidiaries of the Company and the holders of the Company’s Debentures (the “Security Agreement”).

WHEREAS, the Company issued an 8% Senior Secured Original Issue Discount Convertible Debenture to                              that is due October 15, 2014 (the “                      Debenture”), which is substantively identical to the Debentures referred to in the Security Agreement that are due July 1, 2014.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that that the terms and conditions set forth below constitute an addendum to the Security Agreement.

1.	All references to the “Debentures” in the Security Agreement shall be deemed to include the Debenture, and

2.	All references to July 1, 2014 in the Security Agreement as they relate to the Debentures, shall be deemed to be a reference to October 15, 2014 in relation to the Debenture.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed on the day and year first above written.

SG Blocks, Inc.

By:
	Name:	Paul M. Galvin
	Title:	Chief Executive Officer

SG Building Blocks, Inc.

By:
	Name:	Paul M. Galvin
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SGBX SA ADDENDUM]

Name of Investing Entity:

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]